Share Capital, Reserves and Retained Earnings - Summary of net debt to equity ratio (Detail) € in Thousands	Dec. 31, 2021 EUR (€)	Dec. 31, 2020 EUR (€)	Dec. 31, 2019 EUR (€)	Dec. 31, 2018 EUR (€)
Disclosure Of Net Debt To Equity Ratio [Abstract]
Total liabilities	€ 306,186	€ 280,636
Less cash and cash equivalents	(53,472)	(48,187)
Net debt (a)	252,714	232,449
Total equity (b)	€ 83,846	€ 75,364	€ 104,818	€ 138,181
Net debt to equity ratio	3.01	3.08